UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________
FORM 8-K
_____________________________
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2019

Commission File Number	Exact Name of Registrant as Specified in its Charter, State of Incorporation, Address of Principal Executive Offices and Telephone Number	IRS Employer Identification No.
1-11607	DTE Energy Company (a Michigan corporation) One Energy Plaza Detroit, Michigan 48226-1279 313-235-4000	38-3217752

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under Exchange Act (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on which Registered
Common stock, without par value	DTE	New York Stock Exchange

2012 Series C 5.25% Junior Subordinated Debentures due 2062	DTQ	New York Stock Exchange

2016 Series B 5.375% Junior Subordinated Debentures due 2076	DTJ	New York Stock Exchange

2016 Series F 6.00% Junior Subordinated Debentures due 2076	DTY	New York Stock Exchange

2017 Series E 5.25% Junior Subordinated Debentures due 2077	DTW	New York Stock Exchange

6.50% Corporate Units	DTV	New York Stock Exchange

Item 5.02 .    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective with the May 9, 2019 Annual Meeting of Shareholders (the Annual Meeting), James B. Nicholson, a member of the Board of Directors (the Board) of DTE Energy Company (the Company), retired from the Board. Mr. Nicholson reached the Board's mandatory retirement age during his most recent term.

Item 5.07.     Submission of Matters to a Vote of Security Holders.

(a)    The Annual Meeting was held on May 9, 2019.

(b)    At the Annual Meeting:

(i)
The director nominees named in the Proxy were all elected to the Board as follows: Gerard M. Anderson, David A. Brandon, W. Frank Fountain, Jr., Charles G. McClure, Jr., Gail J. McGovern, Mark A. Murray, Ruth G. Shaw, Robert C. Skaggs, Jr., David A. Thomas, James H. Vandenberghe and Valerie M. Williams were each elected to serve as a director of the Company for a one-year term expiring in 2020, with the votes shown:

	Total Votes For Each Director	Total Votes Withheld From Each Director	Broker Non-Votes
Gerard M. Anderson	122,311,872.828	4,271,511.194	23,444,887.000
David A. Brandon	125,020,315.015	1,563,069.007	23,444,887.000
W. Frank Fountain, Jr.	122,867,627.895	3,715,756.127	23,444,887.000
Charles G. McClure, Jr.	124,678,333.796	1,905,050.226	23,444,887.000
Gail J. McGovern	122,749,125.221	3,834,258.801	23,444,887.000
Mark A. Murray	124,420,352.472	2,163,031.550	23,444,887.000
Ruth G. Shaw	120,239,482.775	6,343,901.247	23,444,887.000
Robert C. Skaggs, Jr.	125,826,838.532	756,545.490	23,444,887.000
David A. Thomas	125,802,768.689	780,615.333	23,444,887.000
James H. Vandenberghe	121,321,930.667	5,261,453.355	23,444,887.000
Valerie M. Williams	125,794,711.248	788,672.774	23,444,887.000

(ii)	Shareholders ratified the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the year 2019, with the votes shown:

For	Against	Abstentions	Broker Non-Votes
146,918,667.943	2,763,839.360	345,763.719	—

(iii)	Shareholders approved, on an advisory basis, the overall executive compensation paid to the Company's named executive officers as more fully described in the Proxy, with the votes shown:

For	Against	Abstentions	Broker Non-Votes
119,240,752.404	6,570,483.981	772,147.637	23,444,887.000

(iv)	Shareholders did not approve the shareholder proposal regarding an independent board chairman as more fully described in the Proxy, with the votes shown:

For	Against	Abstentions	Broker Non-Votes
48,773,887.734	77,020,983.987	788,512.301	23,444,887.000

(v)	Shareholders did not approve the shareholder proposal relating to additional disclosure of political contributions as more fully described in the Proxy, with the votes shown:

For	Against	Abstentions	Broker Non-Votes
40,173,050.160	79,541,208.813	6,868,825.049	23,445,187.000

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 14, 2019
DTE ENERGY COMPANY
(Registrant)

/s/ Lisa A. Muschong
Lisa A. Muschong
Corporate Secretary